TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

--------------------------------------| |--------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

--------------------------------------| |--------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

FI/INTI/A/97                           Printed on Recycled Paper

[logo] LANDMARK(SM) FUNDS
       Advised by Citibank, N.A.

LANDMARK
INTERMEDIATE
INCOME FUND

ANNUAL
REPORT
December 31, 1997

-------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

     The positive economic influences that drove bond prices higher during the first half of 1997 also produced market rallies during the second half of the year. The U.S. economy continued to enjoy the effects of low rates of inflation, even when the pace of economic activity increased to levels that historically have triggered inflationary pressures. When fixed-income investors became convinced that the U.S. economy was more resilient than they originally believed and that low inflation would persist, long-term interest rates fell to their lowest levels in years.

     In this environment, the Fund's investment adviser, Citibank, N.A., continued to manage the Landmark Intermediate Income Fund with the goal of achieving its investment objectives: to generate a high level of current income and preserve the value of its shareholders' investments. The Fund invests in a broad range of fixed income securities, including preferred stock and debt securities issued by U.S. and non U.S. companies and debt securities of the U.S. Government and governments of other countries, including developing countries.

     This report reviews the Fund's investment activities and performance during the 12-month period ended December 31, 1997, and provides a summary of Citibank's perspective on and outlook for the U.S. bond market.

     The Fund held a Special Meeting of Shareholders in October to consider certain proposals seeking increased flexibility to invest in more than one investment company, consistent with the Fund's investment objectives. Shareholders were also asked to vote on certain changes to the Fund's investment restrictions and governing documents, as well as certain other matters, to permit these changes. Also considered were proposals to approve a new Management Agreement with Citibank, N.A., a Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, to authorize certain technical amendments to the Fund's investment restrictions and to approve selection of the Fund's accountants. All proposals were approved by shareholders. Additionally, effective March 2, 1998, the name of the Fund will be changed to CitiFundsSM Intermediate Income Portfolio. You will receive an updated prospectus reflecting the Fund's new name shortly.

     On behalf of the Board of Trustees of the Funds, I want to thank you for your confidence and participation.

/s/ Philip W. Coolidge

    Philip W. Coolidge
    President
    January 20, 1998

Remember that Mutual Fund Shares:

o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or any of its affiliates
o Are subject to investment risks, including possible loss of the principal amount invested.

TABLE OF CONTENTS

1        A Letter to Our Shareholders
-------------------------------------------------------------------------------
2        Market Environment
         Fund Snapshot
-------------------------------------------------------------------------------
         Portfolio Manager
3        The Portfolio Manager Responds
         Quotes From the Portfolio Manager
-------------------------------------------------------------------------------
         Strategy and Outlook
4        Landmark Intermediate
           Income Fund -- By the Numbers
-------------------------------------------------------------------------------
5        Fund Data
         Performance Highlights
-------------------------------------------------------------------------------
6        Portfolio of Investments
-------------------------------------------------------------------------------
8        Statement of Assets and Liabilities
-------------------------------------------------------------------------------
9        Statement of Operations
-------------------------------------------------------------------------------
10       Statement of Changes in Net Assets
-------------------------------------------------------------------------------
11       Financial Highlights
-------------------------------------------------------------------------------
12       Notes to Financial Statements
-------------------------------------------------------------------------------
15       Independent Auditors' Report
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARKET ENVIRONMENT

     1997 proved to be another remarkable year for the U.S. economy, which continued to demonstrate its staying power. Despite periods of relatively strong economic growth, the rate of inflation has remained at historically low levels. Even high rates of employment, traditionally a harbinger of inflationary pressures, failed to create an acceleration of inflation. Another important indicator of inflationary pressures, commodity prices, actually declined over the year.

     In this environment, the Federal Reserve raised key short-term interest rates only once, with a modest one-quarter point increase in March. This shift in monetary policy was intended to slow the rate of economic growth and forestall inflationary pressures before they could take root. When it subsequently became clear that inflation would probably remain low, the Federal Reserve elected to maintain monetary policy at prevailing levels, and they neither raised nor lowered short-term interest rates for the remainder of the year.

     Because these positive economic developments occurred together with sharp reductions in the federal budget deficit, fixed-income investors became more comfortable in the second half of the year that inflation would remain low. Furthermore, "flight to quality" triggered by the events in Asia near year-end also provided support to the U.S. bond market. As a result, the volatility that characterized the bond markets during the first half of 1997 subsided, and long-term interest rates declined relatively steadily.

-------------------------------------------------------------------------------
FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
June 25, 1993

NET ASSETS AS OF 12/31/97
$36.7 million

FUND OBJECTIVE
To generate a high level of current income and preserve the value of its shareholders' investments

DIVIDENDS
Paid monthly

CAPITAL GAINS
Distributed semi-annually, if any

BENCHMARKS
o Lipper Intermediate Investment Grade Funds Average
o Lehman Aggregate Bond Index

INVESTMENT ADVISER
Citibank, N.A.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER

MARK LINDBLOOM
Vice President, Citibank, N.A.

Mr. Lindbloom has been responsible for managing the Landmark Intermediate Income Fund since its inception in June 1993. He also manages the fixed income portion of the Balanced Portfolio and intermediate maturity fixed income portfolios for investment advisory and institutional accounts at Citibank. Prior to joining Citibank in 1986, Mr. Lindbloom was employed by Brown Brothers Harriman & Company, where he managed discretionary corporate portfolios, holding fixed income assets.

--------------------------------------------------------------------------------
THE PORTFOLIO MANAGER RESPONDS

     When it became clear that inflation would remain low despite periods of strong economic growth, the Fund's investment adviser, Citibank, N.A., extended the portfolio's average duration, a measure of sensitivity to changes in interest rates. By extending the Fund's average duration while interest rates declined, we were able to maintain higher yields for a longer period as well as take advantage of the effects of rising prices for longer securities. The strategy became especially important as the differences in yields between long-term bonds and short-term securities narrowed. To take maximum advantage of the greater interest rate declines for longer term bonds, we tended to focus on investments in longer-dated securities.

     For most of the year, we were rewarded for investing in those sectors of the bond market that provided the highest yields. For example, at mid-year, approximately half of the Fund was invested in mortgage-backed securities issued by agencies of the U.S. Government. These bonds, which are backed by pools of home mortgages, provided incrementally higher yields than comparable U.S. Treasury securities.

     Toward the end of the year, however, investor sentiment shifted, and U.S. Treasury securities began to outperform other types of bonds. As interest rates declined generally, many fixed-income investors worried that faster principal prepayments on mortgage-backed securities would cause durations to shorten. We increased the Fund's holdings of U.S. Treasuries accordingly. The change in relative performance was partly a result of an economic crisis in Asia, which caused many overseas investors to shift their assets to the most creditworthy investments in the world: direct obligations of the United States Treasury. U.S. Treasury securities also benefitted from progress in Washington D.C. toward a balanced budget. Lower budget deficits required issuance of fewer bonds, thereby reducing the supply available to investors.

--------------------------------------------------------------------------------
QUOTES FROM THE PORTFOLIO MANAGER

"Despite relatively strong economic growth, inflation remained low, fueling further rallies in bonds."

"The Fund benefitted from our sector rotation strategy, which favored mortgage-backed securities for most of the year."

"As the relationships among different bond-market sectors change, we will continue to focus on those securities that offer the best relative values."

--------------------------------------------------------------------------------
STRATEGY AND OUTLOOK

     We see no signs that positive economic conditions in the U.S. will end soon. Although we expect the rate of economic growth to slow modestly, we see little likelihood of a recession. As long as inflation remains low, as we anticipate, favorable economic conditions should continue to prevail.

     As a result, we continue to be optimistic about bonds. In our view, lower interest rates and low inflation should continue to support bond prices. Yet, we believe that certain areas of the bond market will perform better than others in 1998. Currently, we favor U.S. Treasury bonds and notes, which should continue to benefit from strong demand and lower supply. We are concerned, however, about the near-term prospects of mortgage-backed securities. Lower interest rates could increase prepayment activity above expected levels, which would return principal early to mortgage-backed bondholders.

     Our strategy looking forward is to participate in those sectors of the bond market that we believe are most likely to provide the best relative values. In today's highly volatile global marketplace, however, it is important to note that the Fund does not currently invest in debt issued by governments or corporations in emerging markets. Our focus is on investment grade bonds from U.S. issuers as well as U.S. dollar-denominated bonds from foreign issuers we consider creditworthy. This high quality, flexible strategy is designed to meet the needs of shareholders in the months ahead.

Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
BY THE NUMBERS

                        CHANGES IN PORTFOLIO COMPOSITION

    Portfolio of Investments
        as of 12/31/97                            . . .Compared to 12/31/96

CASH/SHORT TERM/OTHER           1%           CASH/SHORT TERM/OTHER           3%
ASSET-BACKED SECURITIES         7%           ASSET-BACKED SECURITIES         3%
MORTGAGE OBLIGATIONS           34%           MORTGAGE OBLIGATIONS           53%
CORPORATE BONDS                12%           CORPORATE BONDS                 5%
U.S. TREASURY ISSUES           46%           U.S. TREASURY ISSUES           36%

FUND DATA All Periods Ending December 31, 1997
                                                               Total Returns
                                                           --------------------
                                                                       Since
                                                            One      6/25/93
                                                            Year    (Inception)*
                                                            -----   ---------

Landmark Intermediate Income Fund without Sales Charge      8.87%       5.64%
Lipper Intermediate Investment Grade Funds Average          8.57%       5.39%+
Lehman Aggregate Bond Index                                 9.65%       6.74%+
Landmark Intermediate Income Fund with Maximum
  Sales Charge of 4.00%                                     4.51%       4.69%

*Average Annual Total Return
+From 6/30/93

30-Day SEC Yield                     5.24%
Income Dividends Per Share          $0.574

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS

A $10,000 investment in the Fund made on inception date would have grown to $12,300 with sales charge (as of 12/31/97). The graph shows how this compares to our benchmark over the same period.

The graph includes the initial charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

                     Landmark        Landmark
                   Intermediate    Intermediate
                      Income          Income          Lipper          Lehman
                      Fund -          Fund -       Intermediate      Aggregate
                     Without           With         Investment         Bond
                      Sales           Sales        Grade Funds         Index
                      Charge          Charge         Average         (unmanaged)
-------------------------------------------------------------------------------
     6/30/93          10,030           9,629          10,000          10,000
     7/31/93          10,073           9,670          10,042          10,057
     8/31/93          10,325           9,912          10,228          10,233
     9/30/93          10,406           9,989          10,268          10,261
    10/31/93          10,416           9,999          10,301          10,299
    11/30/93          10,246           9,836          10,209          10,211
    12/31/93          10,299           9,887          10,257          10,266
     1/31/94          10,445          10,027          10,387          10,405
     2/28/94          10,215           9,806          10,202          10,224
     3/31/94           9,968           9,569           9,980           9,971
     4/30/94           9,868           9,473           9,890           9,891
     5/31/94           9,841           9,447           9,875           9,890
     6/30/94           9,810           9,417           9,856           9,869
     7/31/94           9,976           9,577          10,004          10,065
     8/31/94          10,003           9,603          10,024          10,077
     9/30/94           9,836           9,442           9,911           9,929
    10/31/94           9,798           9,406           9,896           9,920
    11/30/94           9,760           9,370           9,867           9,898
    12/31/94           9,838           9,445           9,914           9,967
     1/31/95          10,021           9,620          10,072          10,164
     2/28/95          10,249           9,839          10,281          10,406
     3/31/95          10,322           9,909          10,345          10,469
     4/30/95          10,439          10,021          10,478          10,616
     5/31/95          10,930          10,492          10,848          11,027
     6/30/95          10,992          10,552          10,916          11,107
     7/31/95          10,941          10,503          10,887          11,083
     8/31/95          11,039          10,597          11,009          11,217
     9/30/95          11,159          10,713          11,106          11,326
    10/31/95          11,199          10,751          11,244          11,473
    11/30/95          11,310          10,857          11,401          11,645
    12/31/95          11,456          10,998          11,546          11,808
     1/31/96          11,509          11,049          11,622          11,886
     2/29/96          11,279          10,828          11,423          11,679
     3/31/96          11,190          10,743          11,345          11,597
     4/30/96          11,113          10,668          11,276          11,532
     5/31/96          11,083          10,639          11,256          11,509
     6/30/96          11,245          10,796          11,384          11,664
     7/31/96          11,263          10,812          11,410          11,695
     8/31/96          11,230          10,781          11,401          11,675
     9/30/96          11,443          10,985          11,587          11,878
    10/31/96          11,693          11,225          11,821          12,142
    11/30/96          11,895          11,419          12,016          12,350
    12/31/96          11,769          11,298          11,910          12,235
     1/31/97          11,824          11,351          11,805          12,273
     2/28/97          11,853          11,379          11,829          12,303
     3/31/97          11,708          11,239          11,705          12,167
     4/30/97          11,889          11,414          11,857          12,349
     5/31/97          11,983          11,504          11,959          12,467
     6/30/97          12,115          11,631          12,092          12,615
     7/31/97          12,417          11,920          12,403          12,956
     8/31/97          12,296          11,805          12,294          12,846
     9/30/97          12,472          11,973          12,465          13,034
    10/31/97          12,688          12,180          12,522          13,223
    11/30/97          12,682          12,175          12,557          13,284
    12/31/97          12,813          12,300          12,670          13,418


Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors. Total Returns reflect certain voluntary fee waivers which may be terminated. If the waivers were not in place, total returns would be lower.

Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS December 31, 1997

                                                Principal
                                                  Amount
Issuer                                        (000's omitted)        Value
--------------------------------------------------------------------------------

FIXED INCOME -- 99.2%
ASSET BACKED SECURITIES -- 7.1%
Aames Mortgage Trust
  6.59% due 6/15/24 ............................. $   375         $   376,172
California Infrastructure
  6.38% due 9/25/08 .............................     270             272,742
Contimortgage Home Equity Loan
  6.87% due 3/15/24 .............................     375             379,160
Green Tree Financial Corp. ....................
  8.05% due 10/15/27 ............................   1,500           1,582,500
                                                                  -----------
                                                                    2,610,574
                                                                  -----------
DOMESTIC CORPORATIONS -- 7.7%
Associates Corp. N. A.
  5.96% due 5/15/37 .............................     750             771,278
Atlantic City Electric Co. ....................
  7.01% due 8/23/02 .............................     560             578,312
Equitable Life Assurance
  6.95% due 12/01/05 ............................     510             521,011
International Business Machines
  6.22% due 8/01/27 .............................     600             605,004
Liberty Mutual Insurance Co. ..................
  8.20% due 5/04/07 .............................     310             343,558
                                                                  -----------
                                                                    2,819,163
                                                                  -----------
MORTGAGE OBLIGATIONS -- 34.1%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 15.9%
Asset Securitization Corp. Series 95
  7.384% due 8/13/29 ............................   1,000           1,057,031
Asset Securitization Corp. Series 97
  6.85% due 2/14/41 .............................     225             230,449
GMAC Commercial Mortgage Series 96
  7.22% due 2/15/06 .............................     500             525,938
GTE North Inc. ................................
  6.40% due 2/15/05 .............................     130             130,200
Lehman Brothers First Union
  6.65% due 12/18/07 ............................     750             758,789
Merrill Lynch Mortgage Co. ....................
  6.95% due 6/18/29 .............................     486             496,064
Morgan Stanley Capital Investment Inc. ........
  6.72% due 1/15/28 .............................     350             351,039
Nomura Asset Securitization Corp. .............
  8.15% due 4/04/27 .............................   1,000           1,093,438
Residential Asset Securitization Trust
  7.00% due 2/25/08 .............................     450             451,861
Structured Asset Securities Corp. .............
  6.79% due 10/15/34 ............................     717             733,317
                                                                  -----------
                                                                    5,828,126
                                                                  -----------
MORTGAGE BACKED SECURITIES/PASSTHROUGHS -- 6.4%
Federal Home Loan Mortgage Corp. ..............
  6.00% due 3/15/09 .............................     439             419,925
  8.50% due 4/01/01 .............................      21              21,165
Federal National Mortgage Association
  7.50% due 10/01/25 ............................   1,575           1,614,772
  7.50% due 4/01/26 .............................      53              53,839
  7.50% due 5/01/26 .............................     234             239,851
  8.00% due 6/01/02 .............................      13              13,430
                                                                  -----------
                                                                    2,362,982
                                                                  -----------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 11.8%
  5.50% due 4/16/25 .............................     600             549,750
  7.25% due 10/16/22 ............................   3,060           3,105,348
  8.00% due 12/15/07 ............................      61              62,504
  8.25% due 7/15/05 .............................     576             597,445
                                                                  -----------
                                                                    4,315,047
                                                                  -----------
         TOTAL MORTGAGE OBLIGATIONS .....................          12,506,155
                                                                  -----------
YANKEE BONDS -- 4.1%
Embotelladora Andina SA
  7.00% due 10/01/07 ............................     440             426,584
Inter-American Development Bank
  6.95% due 8/01/26 .............................   1,000           1,084,920
                                                                  -----------
  Total Yankee Bonds ............................                   1,511,504
                                                                  -----------
UNITED STATES GOVERNMENT
AND OTHER GOVERNMENT
OBLIGATIONS -- 46.2%

UNITED STATES TREASURY BOND -- 3.4%
  6.625% due 2/15/27 ............................   1,150           1,248,463
                                                                  -----------
UNITED STATES TREASURY NOTES-- 40.7%
  5.75% due 11/30/02 ............................   1,100           1,100,858
  5.875% due 9/30/02 ............................     130             130,711
  5.875% due 2/15/04 ............................   4,000           4,035,000
  6.50% due 5/31/02 .............................   4,688           4,824,983
  6.50% due 10/15/06 ............................   3,700           3,874,011
  6.625% due 6/30/01 ............................     955             981,415
                                                                  -----------
                                                                   14,946,978
                                                                  -----------
UNITED STATES & OTHER GOVERNMENT AGENCIES -- 2.1%
Tennessee Valley Authority
  5.88% due 4/01/36 .............................     750             776,100

                                                                  -----------
TOTAL UNITED STATES GOVERNMENT
  & AGENCY OBLIGATIONS ..........................                  16,971,541

                                                                  -----------
TOTAL FIXED INCOME
  (Identified Cost $35,394,827) .................                  36,418,937
                                                                  -----------

SHORT-TERM OBLIGATIONS -- 0.1%
United States Treasury Bill
  5.23% due 7/23/98 .............................      20              19,410
                                                                  -----------
TOTAL INVESTMENTS
  (Identified Cost $35,414,237) .................    99.3%         36,438,347

OTHER ASSETS, LESS LIABILITIES ..................     0.7             263,216
                                                    -----         -----------
NET ASSETS ......................................   100.0%        $36,701,563
                                                    =====         ===========
FUTURES CONTRACTS

Futures contracts which were open at December 31, 1997 are as follows:

         Number of                               Expiration       Unrealized
Description/Position               Contracts        Date          Gain/(Loss)
--------------------               ---------     ----------       -----------
U.S. Treasury Long Bond                10         March 1998       ($2,812)
                                                                   --------

See notes to financial statements

Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES December 31, 1997

ASSETS:

Investments, at value (Note 1A)(Identified Cost,
  $35,414,237) ..........................................           $36,438,347
Cash ....................................................                30,699
Receivable for fund shares sold .........................                 7,307
Interest receivable .....................................               372,812
                                                                    -----------
 Total assets ...........................................            36,849,165
                                                                    -----------
LIABILITIES:
Payable for shares of beneficial interest repurchased ...                58,053
Variation margin payable ................................                 5,938
Payable to affiliates:
 Investment advisory fee (Note 2) .......................  $  722
 Shareholder Servicing Agents' fee (Note 3B) ............   7,819         8,541
                                                           ------
Accrued expenses ........................................                75,070
                                                                    -----------
 Total liabilities ......................................               147,602
                                                                    -----------
NET ASSETS for 3,775,843 shares of beneficial
  interest outstanding ..................................           $36,701,563
                                                                    ===========
NET ASSETS CONSIST OF:
Paid-in capital .........................................           $38,640,804
Accumulated net realized loss from investment
  transactions and futures contracts ....................            (2,987,494)
Unrealized appreciation of investments and futures
  contracts .............................................             1,021,298
Undistributed net investment income .....................                26,955
                                                                    -----------
 Total ..................................................           $36,701,563
                                                                    ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST ...................................                $ 9.72
                                                                         ======
COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.00%
  sales charge ($9.72 / 0.96) ...........................                $10.13
                                                                         ======

See notes to financial statements

Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997

INVESTMENT INCOME (Note 1B) ................                         $2,683,236

EXPENSES:
Investment advisory fees (Note 2) ..........   $  137,525
Shareholder servicing agents' fees (Note 3B)       98,232
Administrative fees (Note 3A)                      98,232
Custodian fees .............................       74,350
Distribution fees (Note 4) .................       58,940
Shareholder reports ........................       29,695
Auditing services ..........................       29,350
Legal services .............................       17,147
Trustees fees ..............................       15,261
Transfer agent fees ........................       12,000
Miscellaneous ..............................        6,613
                                               ----------
 Total expenses                                   577,345

Less aggregate amounts waived by Investment
  Adviser, Administrator and Distributor
  (Notes 2, 3A, and 4) .....................     (216,066)
Less fees paid indirectly (Note 1I) ........       (7,637)
                                               ----------
 Net expenses ..............................                            353,642
                                                                     ----------
 Net investment income .....................                          2,329,594
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions                          334,262
Net realized loss on futures transactions ..                            (61,794)
                                                                     ----------
                                                                        272,468
Unrealized appreciation (depreciation) of
  investments and futures contracts:
 Beginning of period .......................      371,315
 End of period .............................    1,021,298
                                               ----------
Net change in unrealized appreciation
  (depreciation) of investments and future
  contracts ................................                            649,983
                                                                     ----------
Net realized and unrealized gain on
  investments and future contracts .........                            922,451
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ...............................                         $3,252,045
                                                                     ==========

See notes to financial statements

Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
                                                   Year Ended December 31,
                                              ---------------------------------
                                                 1997                  1996
                                              -----------           -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ......................  $ 2,329,594           $ 2,655,675
Net realized gain (loss) from investments
  and futures transactions .................      272,468              (830,939)
Net change in unrealized appreciation
  (depreciation) of investments and
  future contracts .........................      649,983              (643,316)
                                              -----------           -----------
Net increase in net assets resulting
  from operations ..........................    3,252,045             1,181,420
                                              -----------           -----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS FROM:
Net investment income ......................   (2,338,323)           (2,638,684)
                                              -----------           -----------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST (Note 6):
Net proceeds from sale of shares ...........      595,327             1,467,543
Net asset value of shares issued to
  shareholders from reinvestment of
  distributions ............................    2,335,328             2,602,603
Cost of shares repurchased .................  (11,061,426)           (8,312,092)
                                              -----------           -----------
 Net decrease in net assets from
  transactions in shares of beneficial
  interest .................................   (8,130,771)           (4,241,946)
                                              -----------           -----------
NET DECREASE IN NET ASSETS .................   (7,217,049)           (5,699,210)

NET ASSETS:
Beginning of period ........................   43,918,612            49,617,822
                                              -----------           -----------
End of period (including undistributed
  net investment income of $26,955 and
  $35,684, respectively) ...................  $36,701,563           $43,918,612
                                              ===========           ===========

See notes to financial statements

Landmark Intermediate Income Fund
----------------------------------------------------------------------------------------------------------------------------
Financial Highlights

                                                                                                            For the Period
                                                                     Year Ended                             June 25, 1993
                                                                    December 31,                           (Commencement of
                                                            ------------------------------------------      Operations) to
                                                             1997        1996        1995        1994       December 31, 1993
                                                            ------      ------      ------      ------           ------
Net Asset Value, beginning of period .................      $ 9.48      $ 9.77      $ 8.91      $ 9.88           $10.00
                                                            ------      ------      ------      ------           ------
Income From Operations:
Net investment income ................................       0.575        0.54        0.57       0.521            0.261
Net realized and unrealized gain (loss) on investments       0.239       (0.29)       0.86      (0.959)           0.037
                                                            ------      ------      ------      ------           ------
 Total income from operations ........................       0.814        0.25        1.43      (0.438)           0.298
                                                            ------      ------      ------      ------           ------
Less Distributions From:
 Net investment income ...............................      (0.574)      (0.54)      (0.57)     (0.516)          (0.261)
 In excess of net investment income ..................          --          --          --          --           (0.006)
 Net realized gain on investments ....................          --          --          --      (0.016)          (0.151)
                                                            ------      ------      ------      ------           ------
 Total distributions .................................      (0.574)      (0.54)      (0.57)     (0.532)          (0.418)
                                                            ------      ------      ------      ------           ------
 Net Asset Value, end of period ......................      $ 9.72      $ 9.48      $ 9.77      $ 8.91           $ 9.88
                                                            ======      ======      ======      ======           ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's omitted) ............     $36,702     $43,919     $49,618     $47,582          $61,183
Ratio of expenses to average net assets(A) ...........       0.92%       0.90%       0.90%       0.90%           0.90%*
Ratio of expenses to average
 net assets after fees paid indirectly(A) ............       0.90%       0.90%       0.90%       0.90%           0.90%*
Ratio of net investment income to average net assets .       5.92%       5.72%       5.97%       5.52%           4.95%*
Portfolio turnover ...................................        146%        495%        396%        291%             103%
Total return .........................................       8.87%       2.73%      16.45%     (4.48)%           2.99%+

    Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly for the years ended after December 31, 1994, the net investment income per share and the ratios would have been as follows:

Net investment income per share ......................      $0.522       $0.50       $0.52      $0.475           $0.236
Ratios: Expenses to average net assets ...............       1.47%       1.39%       1.42%       1.39%           1.38%*
Net investment income to average net assets ..........       5.37%       5.23%       5.45%       5.03%           4.47%*

* Annualized
+ Not annualized
(A) The expense ratios for the year ended December 31, 1995 and the periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before December 31, 1995 have not been adjusted to reflect this change.

See notes to financial statements

Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark Intermediate Income Fund (the "Fund") is a separate diversified series of Landmark Fixed Income Funds (the "Trust") which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). CFBDS, Inc. (CFBDS) (formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service, which takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for Federal income tax purposes. Gain and loss from principal paydowns are recorded as ordinary income.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $2,977,002 of which $1,901,428 will expire on December 31, 2002 and $1,075,574 which will expire on December 31, 2004. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

E. DISTRIBUTIONS -- The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over- distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

F. REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodial bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

G. FUTURES CONTRACTS -- The Fund may engage in futures transactions. The Fund may use futures contracts in order to protect the Fund from fluctuations in interest rates without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gains. Buying futures contracts tends to increase the Fund's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's exposure to the underlying instrument, or to hedge other fund investments.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities.

H. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

I. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expense on the Statement of Operations.

(2) INVESTMENT ADVISORY FEES
The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $137,525, of which $82,010 was voluntarily waived for the year ended December 31, 1997. The investment advisory fee is computed at the annual rate of 0.35% of average daily net assets.

(3) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust on behalf of the Fund may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative services fee payable to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $98,232, of which $75,116 was voluntarily waived for the year ended December 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS FEES -- The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $98,232 for the year ended December 31, 1997.

(4) DISTRIBUTION FEES
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, under which the Fund compensates the Distributor at an annual rate not to exceed 0.15% of the Fund's average daily net assets for distribution of the Fund's shares. The Distributor may also receive an additional fee from the Fund not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fees has been made during the period. The Distribution fees amounted to $58,940, all of which was voluntarily waived for the year ended December 31, 1997.

(5) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of securities, other than short-term obligations, aggregated $58,386,399 and $62,370,677, respectively.

(6) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                       YEAR ENDED DECEMBER 31,
                                                      ------------------------
                                                        1997            1996
                                                     ----------       --------
Shares sold ......................................       62,642        155,635
Shares issued to shareholders from
 reinvestment of distributions ...................      244,817        276,737
Shares repurchased ...............................   (1,162,555)      (881,410)
                                                     ----------       --------
Net decrease .....................................     (855,096)      (449,038)
                                                     ==========       ========

(7) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $35,427,543
                                                                   ===========
Gross unrealized appreciation                                      $ 1,028,045
Gross unrealized depreciation                                          (17,241)
                                                                   -----------
 Net unrealized appreciation                                       $ 1,010,804
                                                                   ===========
(8) LINE OF CREDIT
The Fund, along with other Landmark Funds entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1997, the commitment fee allocated to the Fund was $165. Since the line of credit was established there have been no borrowings.

(9) SUBSEQUENT EVENT
At a Special Meeting on October 24, 1997, the Shareholders of the Fund approved certain proposals to allow the assets of the Fund to be invested in one or more investment companies. Additionally, the shareholders approved a Management Agreement with Citibank, to provide administrative services, and a new Rule 12b-1 Service Plan. These new agreements simplify and terminate the Fund's existing Administration, Distribution and Service Plan Agreements. Effective January 1, 1998 the Management fees and Service Plan fees may not exceed, on an annual basis, an amount equal to 0.70% and 0.25%, respectively, of the average daily net assets of the Fund. Effective March 2, 1998, the Fund will change its name from Landmark Intermediate Income Fund to CitiFundsSM Intermediate Income Portfolio and the Trust will change its name to CitiFundsSM Fixed Income Trust.

--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF LANDMARK INTERMEDIATE INCOME FUND:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Landmark Intermediate Income Fund (the "Fund"), a separate series of Landmark Fixed Income Funds (the "Trust") (a Massachusetts business trust), as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the four-year period ended December 31, 1997 and for the period from June 25, 1993 (Commencement of Operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1997, by correspondence with the Custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark Intermediate Income Fund at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 30, 1998

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

-------------------------------------| |---------------------------------------

INVESTMENT ADVISER
(OF GOVERNMENT INCOME
PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

-------------------------------------| |---------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

FI/USG/A/97                         Printed on Recycled Paper [recycle symbol]

[logo] LANDMARK(SM) FUNDS
       Advised by Citibank, N.A.

LANDMARK
U.S. GOVERNMENT
INCOME FUND

ANNUAL
REPORT

December 31, 1997

-------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

     The positive economic influences that drove bond prices higher during the first half of 1997 also produced market rallies during the second half of the year. The U.S. economy continued to enjoy the effects of low rates of inflation, even when the pace of economic activity increased to levels that historically have triggered inflationary pressures. When fixed-income investors became convinced that the U.S. economy was more resilient than they originally believed and that low inflation would persist, long-term interest rates fell to their lowest levels in years.

     In this environment, the Fund's investment adviser, Citibank, N.A., continued to manage the Landmark U.S. Government Income Fund with the goal of achieving its investment objectives: to generate current income and preserve the value of its shareholders' investment. Through its investment in Government Income Portfolio, the Fund invests in debt securities backed by the full faith and credit of the U.S. Government with a dollar weighted average maturity that is generally three years or less.

     This report reviews the Portfolio's investment activities and performance during the 12-month period ended December 31, 1997, and provides a summary of Citibank's perspective on and outlook for the U.S. government securities market.

     Please note that effective March 2, 1998, the name of the Fund will be changed to CitiFundsSM Short-Term U.S. Government Income Portfolio. You will receive an updated prospectus reflecting the Fund's new name shortly.

     On behalf of the Board of Trustees of the Fund, I want to thank you for your confidence and participation.

/s/ Philip W. Coolidge

    Philip W. Coolidge
    President
    January 20, 1998

TABLE OF CONTENTS

1  A Letter to Our Shareholders
-------------------------------------------------------------------------------
2  Market Environment
   Fund Snapshot
-------------------------------------------------------------------------------
3  Portfolio Manager
   The Portfolio Manager Responds
-------------------------------------------------------------------------------
4  Quotes From the Portfolio Manager
   Strategy and Outlook
-------------------------------------------------------------------------------
5  Fund Data
   Performance Highlights

LANDMARK U.S. GOVERNMENT INCOME FUND
6  Statement of Assets and Liabilities
-------------------------------------------------------------------------------
7  Statement of Operations
-------------------------------------------------------------------------------
8  Statement of Changes in Net Assets
-------------------------------------------------------------------------------
9  Financial Highlights
-------------------------------------------------------------------------------
10 Notes to Financial Statements
-------------------------------------------------------------------------------
12 Independent Auditors' Report
-------------------------------------------------------------------------------
GOVERNMENT INCOME PORTFOLIO
-------------------------------------------------------------------------------
13 Portfolio of Investments
-------------------------------------------------------------------------------
14 Statement of Assets and Liabilities
   Statement of Operations
-------------------------------------------------------------------------------
15 Statement of Changes in Net Assets
   Financial Highlights
-------------------------------------------------------------------------------
16 Notes to Financial Statements
-------------------------------------------------------------------------------
19 Independent Auditors' Report

Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or any of its affiliates
o Are subject to investment risks, including possible loss of the principal amount invested

-------------------------------------------------------------------------------
MARKET ENVIRONMENT

     1997 proved to be another remarkable year for the U.S. economy, which continued to demonstrate its staying power. Despite periods of relatively strong economic growth, the rate of inflation has remained at historically low levels. Even high rates of employment, traditionally a harbinger of inflationary pressures, failed to create an acceleration of inflation. Another important indicator of inflationary pressures, commodity prices, actually declined over the year.

     In this environment, the Federal Reserve raised key short-term interest rates only once, with a modest one-quarter point increase in March. This shift in monetary policy was intended to slow the rate of economic growth and forestall inflationary pressures before they could take root. When it subsequently became clear that inflation would remain low, the Federal Reserve elected to maintain monetary policy at prevailing levels, and they neither raised nor lowered short-term interest rates for the remainder of the year.

     Because these positive economic developments occurred together with sharp reductions in the federal budget deficit, fixed-income investors became more comfortable in the second half of the year that inflation would remain low. Furthermore, the "flight to quality" triggered by the events in Asia near year-end also provided support to the U.S. bond market. As a result, the volatility that characterized the bond markets during the first half of 1997 subsided, and long-term interest rates declined relatively steadily.

-------------------------------------------------------------------------------
FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
September 8, 1986

NET ASSETS AS OF 12/31/97
$20.2 million

FUND OBJECTIVE
To generate current income and preserve the value of its shareholders' investment.

DIVIDENDS
Paid monthly, if any

CAPITAL GAINS
Paid semi-annually, if any

BENCHMARKS
o Lipper Short U.S. Government Funds Average
o Lehman 1-3 Year U.S. Government Index

INVESTMENT ADVISER,
GOVERNMENT INCOME PORTFOLIO
Citibank, N.A.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER

DENISE GUETTA
Vice President, Citibank NA

     Ms. Guetta has served as manager of the U.S. Government Income Portfolio since April 1997. Ms. Guetta is a Senior Portfolio Manager responsible for managing institutional liquidity and short-duration portfolios. Ms. Guetta has over ten years investment experience. Prior to joining Citibank in 1996, she was a portfolio manager at Fischer Francis Trees and Watts, Inc. managing leveraged risk positions in the U.S. Treasury and Canadian Markets. She began her career as an account executive at Drexel Burnham Lambert, Inc. managing fixed income and equity portfolios.

-------------------------------------------------------------------------------
THE PORTFOLIO MANAGER RESPONDS

     When it became clear that inflation would remain low despite periods of strong economic growth, the Portfolio's investment adviser, Citibank, N.A., extended the Portfolio's average duration, a measure of sensitivity to changes in interest rates. By extending the Portfolio's average duration while interest rates declined, we were able to maintain higher yields for a longer period as well as take advantage of the effects of rising prices for longer term securities.

     For most of the year, we were rewarded for investing in mortgage-backed securities guaranteed by agencies of the U.S. government. These bonds, which are backed by pools of home mortgages, provided incrementally higher yields than comparable U.S. Treasury securities.

     Toward the end of the year, however, investor sentiment shifted, and U.S. Treasury securities began to outperform other types of bonds. As interest rates declined generally, many fixed-income investors worried that faster principal prepayments on mortgage-backed securities would cause durations to shorten. The change in relative performance was partly a result of an economic crisis in Asia, which caused many overseas investors to shift their assets to the most creditworthy investments in the world: direct obligations of the United States Treasury. U.S. Treasury securities also benefitted from progress in Washington D.C. toward a balanced budget. Lower budget deficits required issuance of fewer bonds, thereby reducing the supply available to investors. The Portfolio benefitted from this shift as all holdings are backed by the full faith and credit of the U.S.Government.

-------------------------------------------------------------------------------
QUOTES FROM THE PORTFOLIO MANAGER

"Despite relatively strong economic growth, inflation remained low, fueling further rallies in bonds."

"As the relationships among different sectors of the U.S. government securities market change, we will continue to focus on those bonds that we believe offer the best relative values."

"When it became clear that inflation would remain benign, we extended the portfolio's average duration to lock in yields for as long as possible."

-------------------------------------------------------------------------------
STRATEGY AND OUTLOOK

     We see no signs that positive economic conditions in the U.S. will end soon. Although we expect the rate of economic growth to slow modestly, we see little likelihood of a recession. As long as inflation remains low, as we anticipate, favorable economic conditions should continue to prevail.

     As a result, we continue to be optimistic regarding U.S. government securities. In our view, lower interest rates and low inflation should continue to support bond prices. Yet, we believe that certain areas of the bond market will perform better than others in 1998. Currently, we see excellent opportunities in U.S. Treasury bonds and notes, which should continue to benefit from strong demand and dwindling supply. We are cautious, however, about the near-term prospects of mortgage-backed securities. Lower interest rates could increase prepayment activity above expected levels, which would return principal early to mortgage-backed bondholders.

     Our strategy looking forward is to participate in those sectors of the U.S. government securities market that we believe are most likely to provide the best relative values. This focus on high-quality fixed-income securities is designed to meet the safety and income needs of shareholders in the months ahead.

-------------------------------------------------------------------------------
FUND DATA All Periods Ended December 31, 1997

                                                         TOTAL RETURNS
                                                    ------------------------
                                                     ONE      FIVE     TEN
                                                     YEAR    YEARS*   YEARS*
                                                    ------   ------   ------
Landmark U.S. Government Income Fund
 without Sales Charge                                6.11%    4.91%    6.96%
Lipper Short U.S. Government Funds Average           5.82%    5.02%    6.58%
Lehman 1-3 Year U.S. Government Index                6.65%    5.64%    7.28%
Landmark U.S. Government Income Fund
 with Maximum Sales Charge of 1.50%                  4.52%    4.59%    6.80%

* Average Annual Total Return.

30-Day SEC Yield                     5.03%
Income Dividends Per Share          $0.508

-------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS

A $10,000 investment in the Fund made ten years ago would have grown to $19,302 with sales charge (as of 12/31/97). The graph shows how this compares to our benchmarks over the same period.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

                Landmark U.S.   Landmark U.S.
                 Government      Government         Lipper         Lehman
                  Income -       Income -          Short U.S.   1-3 Year U.S.
                  Without          With            Government     Government
                Sales Charge    Sales Charge     Funds Average Index (unmanaged)
-------------------------------------------------------------------------------
   12/31/87      10,000.00        9,850.00         10,000.00      10,000.00
   01/31/88      10,322.66       10,167.82         10,211.99      10,149.41
   02/29/88      10,460.31       10,303.40         10,311.42      10,236.51
   03/31/88      10,366.06       10,210.57         10,300.16      10,257.81
   04/30/88      10,338.04       10,182.97         10,302.97      10,269.58
   05/31/88      10,298.75       10,144.27         10,285.15      10,263.86
   06/30/88      10,474.22       10,317.11         10,400.53      10,366.86
   07/31/88      10,434.37       10,277.86         10,402.40      10,371.63
   08/31/88      10,416.35       10,260.11         10,418.35      10,397.06
   09/30/88      10,584.13       10,425.37         10,552.48      10,517.85
   10/31/88      10,706.67       10,546.07         10,664.10      10,624.34
   11/30/88      10,618.90       10,459.62         10,620.02      10,597.96
   12/31/88      10,624.60       10,465.23         10,637.84      10,621.17
   01/31/89      10,759.05       10,597.66         10,731.64      10,705.41
   02/28/89      10,657.09       10,497.24         10,726.01      10,706.04
   03/31/89      10,693.76       10,533.35         10,768.22      10,751.50
   04/30/89      10,879.10       10,715.92         10,913.61      10,926.65
   05/31/89      11,136.71       10,969.66         11,077.76      11,081.14
   06/30/89      11,422.34       11,251.01         11,279.43      11,287.45
   07/31/89      11,641.66       11,467.03         11,439.83      11,453.39
   08/31/89      11,422.83       11,251.49         11,358.22      11,386.32
   09/30/89      11,454.43       11,282.62         11,413.56      11,452.76
   10/31/89      11,777.11       11,600.45         11,598.35      11,630.77
   11/30/89      11,881.44       11,703.22         11,694.96      11,735.99
   12/31/89      11,900.28       11,721.78         11,740.92      11,781.13
   01/31/90      11,690.06       11,514.71         11,723.10      11,793.52
   02/28/90      11,703.17       11,527.62         11,776.57      11,855.83
   03/31/90      11,687.25       11,511.94         11,812.21      11,891.43
   04/30/90      11,497.18       11,324.72         11,825.34      11,919.72
   05/31/90      11,878.66       11,700.48         12,001.69      12,102.82
   06/30/90      12,082.43       11,901.20         12,124.57      12,229.97
   07/31/90      12,255.44       12,071.61         12,266.20      12,378.10
   08/31/90      12,077.58       11,896.42         12,285.90      12,422.60
   09/30/90      12,173.17       11,990.58         12,376.89      12,520.19
   10/31/90      12,336.57       12,151.52         12,503.52      12,658.79
   11/30/90      12,616.28       12,427.04         12,641.40      12,781.49
   12/31/90      12,840.02       12,647.42         12,783.04      12,931.85
   01/31/91      12,985.94       12,791.15         12,899.35      13,053.92
   02/28/91      13,059.85       12,863.95         12,972.52      13,137.51
   03/31/91      13,110.89       12,914.22         13,043.80      13,225.89
   04/30/91      13,241.39       13,042.76         13,163.87      13,352.41
   05/31/91      13,308.57       13,108.94         13,238.91      13,432.20
   06/30/91      13,253.18       13,054.38         13,267.05      13,482.12
   07/31/91      13,455.35       13,253.52         13,395.55      13,598.14
   08/31/91      13,773.55       13,566.95         13,584.09      13,783.79
   09/30/91      14,110.39       13,898.73         13,741.68      13,930.02
   10/31/91      14,243.13       14,029.48         13,881.44      14,080.70
   11/30/91      14,318.64       14,103.86         14,013.69      14,225.34
   12/31/91      14,611.60       14,392.42         14,249.13      14,441.18
   01/31/92      14,512.99       14,295.30         14,164.71      14,421.78
   02/29/92      14,580.81       14,362.10         14,128.13      14,465.18
   03/31/92      14,556.69       14,338.33         14,046.52      14,460.45
   04/30/92      14,641.44       14,421.82         14,161.90      14,592.43
   05/31/92      14,833.35       14,610.85         14,311.04      14,727.44
   06/30/92      14,987.88       14,763.06         14,460.18      14,875.62
   07/31/92      15,179.89       14,952.20         14,633.71      15,047.27
   08/31/92      15,280.55       15,051.35         14,753.78      15,169.10
   09/30/92      15,415.58       15,184.34         14,874.78      15,311.19
   10/31/92      15,270.82       15,041.76         14,758.47      15,223.59
   11/30/92      15,252.07       15,023.29         14,735.02      15,201.26
   12/31/92      15,423.52       15,192.17         14,876.65      15,343.06
   01/31/93      15,628.87       15,394.44         15,064.25      15,503.53
   02/28/93      15,782.68       15,545.94         15,207.77      15,626.91
   03/31/93      15,838.37       15,600.79         15,256.54      15,674.93
   04/30/93      15,935.70       15,696.66         15,341.90      15,770.40
   05/31/93      15,884.46       15,646.19         15,323.14      15,732.00
   06/30/93      16,060.00       15,819.10         15,465.72      15,849.46
   07/31/93      16,052.21       15,811.43         15,507.93      15,883.63
   08/31/93      16,287.43       16,043.12         15,659.88      16,015.83
   09/30/93      16,352.57       16,107.28         15,703.97      16,066.84
   10/31/93      16,388.47       16,142.65         15,730.23      16,102.64
   11/30/93      16,308.32       16,063.69         15,684.27      16,105.21
   12/31/93      16,360.79       16,115.37         15,740.55      16,169.36
   01/31/94      16,459.89       16,212.99         15,847.48      16,270.14
   02/28/94      16,277.64       16,033.47         15,716.16      16,171.55
   03/31/94      16,086.45       15,845.15         15,553.89      16,089.68
   04/30/94      15,966.16       15,726.66         15,443.20      16,028.35
   05/31/94      15,997.96       15,757.99         15,415.06      16,050.10
   06/30/94      15,996.07       15,756.13         15,413.19      16,090.37
   07/31/94      16,163.39       15,920.94         15,537.94      16,235.10
   08/31/94      16,195.79       15,952.86         15,573.59      16,288.40
   09/30/94      16,108.96       15,867.33         15,519.18      16,251.61
   10/31/94      16,124.55       15,882.68         15,528.56      16,288.84
   11/30/94      16,036.99       15,796.44         15,466.65      16,221.03
   12/31/94      16,080.16       15,838.96         15,500.42      16,252.61
   01/31/95      16,321.52       16,076.70         15,692.71      16,473.73
   02/28/95      16,546.42       16,298.22         15,916.89      16,697.84
   03/31/95      16,632.03       16,382.55         15,999.44      16,791.93
   04/30/95      16,805.58       16,553.50         16,137.32      16,941.97
   05/31/95      17,191.87       16,933.99         16,455.30      17,231.23
   06/30/95      17,278.46       17,019.29         16,537.85      17,324.37
   07/31/95      17,259.00       17,000.11         16,557.55      17,393.02
   08/31/95      17,382.60       17,121.86         16,678.55      17,496.65
   09/30/95      17,470.39       17,208.34         16,773.29      17,582.16
   10/31/95      17,612.60       17,348.41         16,922.43      17,727.76
   11/30/95      17,791.61       17,524.74         17,084.70      17,879.06
   12/31/95      17,926.53       17,657.63         17,226.34      18,014.16
   01/31/96      18,053.23       17,782.43         17,350.15      18,166.43
   02/29/96      17,903.94       17,635.38         17,270.42      18,096.18
   03/31/96      17,828.26       17,560.84         17,249.79      18,082.52
   04/30/96      17,789.23       17,522.39         17,253.54      18,100.00
   05/31/96      17,787.14       17,520.33         17,274.18      18,140.69
   06/30/96      17,897.87       17,629.40         17,389.55      18,272.61
   07/31/96      17,956.25       17,686.91         17,446.77      18,343.88
   08/31/96      17,995.54       17,725.61         17,493.67      18,411.75
   09/30/96      18,149.30       17,877.06         17,643.75      18,579.29
   10/31/96      18,360.80       18,085.39         17,829.47      18,789.24
   11/30/96      18,496.70       18,219.25         17,968.30      18,928.28
   12/31/96      18,467.76       18,190.75         17,962.67      18,932.07
   01/31/97      18,566.55       18,288.06         18,047.09      19,022.94
   02/28/97      18,607.09       18,327.98         18,093.99      19,068.60
   03/31/97      18,550.36       18,272.10         18,061.16      19,053.34
   04/30/97      18,709.36       18,428.72         18,193.42      19,209.58
   05/31/97      18,829.54       18,547.10         18,300.35      19,344.05
   06/30/97      18,950.07       18,665.82         18,396.96      19,477.52
   07/31/97      19,170.66       18,883.10         18,588.31      19,689.82
   08/31/97      19,172.74       18,885.15         18,595.82      19,709.51
   09/30/97      19,294.82       19,005.40         18,724.32      19,859.31
   10/31/97      19,458.14       19,166.27         18,855.64      20,006.27
   11/30/97      19,480.34       19,188.14         18,896.91      20,056.28
   12/31/97      19,596.01       19,302.07         18,989.78      20,190.66


Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors. Returns reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's return would have been lower.

Landmark U.S. Government Income Fund
------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES December 31, 1997

ASSETS:
Investment in Government Income Portfolio, at value (Note 1A)      $20,235,808
Receivable for shares of beneficial interest sold ...........            2,060
Receivable from the Administrator ...........................           80,396
                                                                   -----------
 Total assets ...............................................       20,318,264
                                                                   -----------
LIABILITIES:
Payable for shares of beneficial interest repurchased .......           41,723
Payable to affiliates--Shareholder Servicing Agents' fees (Note 2B)      4,312
Accrued expenses and other liabilities ......................           34,968
                                                                   -----------
 Total liabilities ..........................................           81,003
                                                                   -----------
NET ASSETS for 2,105,044 shares of beneficial interest outstanding $20,237,261
                                                                   ===========
NET ASSETS CONSIST OF:
Paid-in capital..............................................      $22,990,563
Accumulated net realized loss ...............................       (2,623,296)
Unrealized depreciation .....................................         (137,729)
Undistributed net investment income .........................            7,723
                                                                   -----------
 Total ......................................................      $20,237,261
                                                                   ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIA
   INTEREST .................................................           $9.61
                                                                        =====
COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 1.50% sales
  charge ($9.61/0.985) ......................................           $9.76
                                                                        =====
See notes to financial statements

Landmark U.S. Government Income Fund
------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997

INVESTMENT INCOME (Note 1B):

Interest Income from Government Income
   Portfolio ........................         $1,397,507
Allocated Expenses from Government
   Income Portfolio .................            (81,560)
                                              ----------
                                                                 $1,315,947

EXPENSES:

Shareholder Servicing Agents' fees
   (Note 2B) ........................         $   58,254
Administrative fees (Note 2A) .......             58,254
Distribution fees (Note 3) ..........             34,953
Legal fees ..........................             17,935
Shareholder reports .................             17,039
Auditing fees .......................             13,300
Transfer agent fees .................             12,000
Trustees' fees ......................             10,412
Custodian fees ......................              9,500
Miscellaneous .......................              7,511
                                              ----------
 Total expenses .....................            239,158

Less aggregate amount waived by
  Administrator and Distributor
  (Notes 2A and 3) ..................            (93,207)

 Less Expenses Assumed by the
    Administrator (Note 6) ..........            (41,094)
                                              ----------
Net expenses ........................                              104,857
                                                                ----------
Net investment income ...............                            1,211,090
                                                                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   FROM GOVERNMENT INCOME PORTFOLIO:
Net realized loss ...................                              (48,060)
Net change in unrealized appreciation                              194,316

                                                                ----------
 Net realized and unrealized gain from
   Government Income Portfolio ......                              146,256
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ........................                           $1,357,346
                                                                ==========
See notes to financial statements

Landmark U.S. Government Income Fund
------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED DECEMBER 31,
                                              --------------------------------
                                                  1997                1996
                                              ------------        ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ...............         $  1,211,090        $  1,574,370
Net realized loss ...................              (48,060)           (451,894)
Net change in unrealized appreciation
 (depreciation) .....................              194,316            (298,599)
                                              ------------        ------------
 Net increase in net assets resulting
   from operations ..................            1,357,346             823,877
                                              ------------        ------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income ...............           (1,224,908)         (1,571,638)
                                              ------------        ------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST (NOTE 5):
Net proceeds from sale of shares ....              919,430           1,803,128
Net asset value of shares issued
  to shareholders from reinvestment
  of dividends ......................            1,216,313           1,549,810
Cost of shares repurchased ..........           (8,775,300)        (11,186,181)
                                              ------------        ------------
Net decrease in net assets from
  transactions in shares of
 beneficial interest ................           (6,639,557)         (7,833,243)
                                              ------------        ------------
NET DECREASE IN NET ASSETS ..........           (6,507,119)         (8,581,004)
NET ASSETS:
Beginning of period .................           26,744,380          35,325,384
                                              ------------        ------------
End of period (including
  undistributed net investment
  income of $7,723 and $21,541,
  respectively) .....................         $ 20,237,261        $ 26,744,380
                                              ============        ============

See notes to financial statements

Landmark U.S. Government Income Fund
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                           FOUR MONTHS
                                                                                              ENDED       YEAR
                                                      YEAR ENDED DECEMBER 31,              DECEMBER 31,   ENDED
                                            ---------------------------------------------     1993++    AUGUST 31,
                                               1997        1996        1995       1994++     (NOTE 1F)    1993++
                                            ---------    --------    --------    --------    --------    --------
Net Asset Value, beginning of period ....   $    9.55    $   9.78    $   9.28    $   9.91    $  10.01    $   9.85
                                            ---------    --------    --------    --------    --------    --------
Income From Operations:
Net investment income ...................       0.504       0.516       0.543       0.466       0.183       0.448
Net realized and unrealized gain (loss) .       0.064      (0.232)      0.500      (0.635)     (0.138)      0.183
                                            ---------    --------    --------    --------    --------    --------
 Total from operations ..................       0.568       0.284       1.043      (0.169)      0.045       0.631
                                            ---------    --------    --------    --------    --------    --------
Less Distributions From:
 Net investment income ..................      (0.508)     (0.514)     (0.543)     (0.461)     (0.145)     (0.464)
 In excess of net investment income .....         --          --          --          --          --       (0.007)
                                            ---------    --------    --------    --------    --------    --------
 Total from distributions ...............      (0.508)     (0.514)     (0.543)     (0.461)     (0.145)     (0.471)
                                            ---------    --------    --------    --------    --------    --------
Net Asset Value, end of period ..........   $    9.61    $   9.55    $   9.78    $   9.28    $   9.91    $  10.01
                                            =========    ========    ========    ========    ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted) ........................   $  20,237    $ 26,744    $ 35,325    $ 52,933    $ 79,306    $ 82,114
Ratio of expenses to average net assets .        0.80%(A)    0.80%(A)    0.80%(A)    0.80%(A)    0.80%+      0.80%
Ratio of net investment income to average
 net assets .............................        5.20%       5.31%       5.38%       4.72%       4.34%+      4.46%
Portfolio turnover (B) ..................          --          --          --          22%         26%        111%
Total return ............................        6.11%       3.02%      11.48%      (1.72)%      0.45%*      6.59%

Note: If Agents of the Fund for the periods indicated and Agents of Government Income Portfolio for the periods after
May 1, 1994 had not voluntarily waived a portion of their fees and assumed Fund expenses, the net investment income per share and the ratios would have been as follows:
Net investment income per share .........   $   0.442    $  0.460    $  0.499    $  0.421    $  0.164    $  0.400
Ratios:
Expenses to average net assets ..........        1.43%(A)    1.38%(A)    1.23%(A)    1.26%(A)    1.27%+      1.27%
Net investment income to
 average net assets .....................        4.57%       4.73%       4.95%       4.26%       3.88%+      3.98

* Not annualized
+ Annualized
(A) Includes the Fund's share of Government Income Portfolio allocated expenses for the periods subsequent to May
    1, 1994.
(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
++  On May 1, 1994, the Fund began investing all its investable assets in Government Income Portfolio.

See notes to financial statements

Landmark U.S. Government Income Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
The Landmark U.S. Government Income Fund (the "Fund") is a separate diversified series of Landmark Fixed Income Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end, management investment company. The Fund invests all of its investable assets in Government Income Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. CFBDS, Inc. ("CFBDS") (formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Trust's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective to provide shareholders with monthly dividends, as well as to protect the value of the investment of shareholders by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (33.0% at December 31, 1997) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. INVESTMENT INCOME -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $2,618,985, of which $1,741,548 will expire on December 31, 2002, $329,508 will expire on December 31, 2003, $367,655 will expire on December 31, 2004, and $180,274 will expire on December 31, 2005. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized capital gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1997, the fund reclassified $58,782 from accumulated net realized loss on investments to paid-in capital.

F. CHANGE IN FISCAL YEAR END -- Effective September 1, 1993, the Fund changed its fiscal year end from August 31 to December 31.

G. OTHER -- All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on a trade date basis.

(2) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fees paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $58,254, all of which was voluntarily waived for the year ended December 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents fees amounted to $58,254, for the year ended December 31, 1997.

(3) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distribution fees amounted to $34,953, all of which was voluntarily waived for the year ended December 31, 1997. The Distributor may also receive an additional fee from the Fund not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fees has been made during the period. The Distributor has voluntarily agreed to waive this fee through December 31, 1997.

(4) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1997, aggregated $898,925 and $8,978,209, respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                   YEAR ENDED DECEMBER 31,
                                              --------------------------------
                                                  1997                1996
                                              ------------        ------------
Shares sold .........................               95,978             187,460
Shares issued to shareholders
  from reinvestment of dividends ....              127,315             161,737
Shares repurchased ..................             (917,798)         (1,160,835)
                                              ------------        ------------
Net decrease ........................             (694,505)           (811,638)
                                              ============        ============

(6) ASSUMPTION OF EXPENSES
CFBDS has voluntarily agreed to pay a portion of the expenses of the Fund for the year ended December 31, 1997, which amounted to $41,094.

(7) SUBSEQUENT EVENT
Effective March 2, 1998, the name of the Fund will be changed to CitiFundsSM Short-Term U.S. Government Income Portfolio and the Trust will change its name to CitiFundsSM Fixed Income Trust.

Landmark U.S. Government Income Fund
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF LANDMARK FIXED INCOME FUNDS (THE TRUST) AND THE SHAREHOLDERS OF LANDMARK U.S. GOVERNMENT INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark U.S. Government Income Fund (the "Fund"), a series of Landmark Fixed Income Funds, at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 2, 1998

Government Income Portfolio
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS December 31, 1997

                                                 PRINCIPAL
                                                  AMOUNT
ISSUER                                        (000'S OMITTED)         VALUE
------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--16.9%

6.50%, 2009 .........................         $        230        $    232,588
6.50%, 2011 .........................                4,121           4,156,754
6.50%, 2019 .........................                 1191           1,193,154
7.00%, 2008 .........................                1,618           1,630,608
7.25%, 2022 .........................                  874             887,242
8.00%, 2006 .........................                  168             172,888
8.00%, 2007 .........................                  198             204,106
8.00%, 2017 .........................                  464             487,785
8.00%, 2021 .........................                  213             222,547
8.00%, 2022 .........................                  146             152,403
8.495%, 2013 ........................                  777             777,940
9.50%, 2016 .........................                    2               1,916
9.50%, 2017 .........................                   51              55,181
9.50%, 2018 .........................                   41              44,496
9.50%, 2019 .........................                   56              61,280
9.50%, 2020 .........................                   47              51,394
                                                                  ------------
TOTAL GOVERNMENT NATIONAL
   MORTGAGE ASSOCIATION .............                               10,332,282
                                                                  ------------
 U.S. GOVERNMENT OBLIGATIONS--78.4%

Israel State U.S. Government
 Guaranteed Notes
 4.875% due 9/15/98 .................                5,000           4,970,000
                                                                  ------------
United States Treasury Notes,
 5.75% due 12/31/98 .................                5,000           5,007,050
 6.375% due 5/15/99 .................                6,450           6,509,469
 6.00% due 6/30/99 ..................                2,000           2,010,000
 5.625% due 10/31/99 ................               10,000           9,990,600
 5.625% due 12/31/99 ................                7,000           6,996,710
 6.875% due 3/31/00 .................                7,400           7,582,706
 5.75% due 11/15/00 .................                5,000           5,009,350
                                                                  ------------
                                                                    43,105,885
                                                                  ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS ...                               48,075,885
                                                                  ------------

ISSUER                                                               VALUE
------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--3.7%

Aubrey G. Lanston Repurchase
 Agreement 6.50% due 1/02/98
 proceeds at maturity
 $2,252,813 (collateralized by
 $1,836,000 U.S. Treasury Notes
 valued at $2,275,206 10.00%
 due 5/15/10)                                                     $  2,252,000
                                                                  ------------
TOTAL INVESTMENTS
 (Identified Cost $60,779,245) ......                 99.0%         60,660,167
OTHER ASSETS LESS LIABILITIES .......                  1.0%            637,830
                                                      -----       -------------
NET ASSETS ..........................                100.0%       $ 61,297,997
                                                     ======       =============

See notes to financial statements

Government Income Portfolio
------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES December 31, 1997

ASSETS:
Investments at value (Note 1A) (Identified Cost, $60,779,245)      $60,660,167
Cash .........................................................              21
Interest receivable ..........................................         654,916
                                                                   -----------
 Total assets ................................................      61,315,104
                                                                   -----------

LIABILITIES:
Payable to affiliates--Investment advisory fees (Note 2)......          17,107
                                                                   -----------
NET ASSETS ...................................................     $61,297,997
                                                                   ===========

REPRESENTED BY:

Paid-in capital for beneficial interests .....................     $61,297,997
                                                                   ===========

Government Income Portfolio
------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997

INTEREST INCOME (Note 1B): ..........                           $3,366,572

EXPENSES:
Investment advisory fees (Note 2) ...         $  196,529
Administrative fees (Note 3) ........             28,076
Expense fees (Note 6) ...............              4,559
                                              ----------
 Total expenses .....................            229,164
Less aggregate amount waived by the
 Investment Adviser and
 Administrator (Note 2 and Note 3) ..            (32,640)
                                              ----------
Net expenses ........................                              196,524
                                                                ----------
 Net investment income ..............                            3,170,048
                                                                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS
  ON INVESTMENTS:
Net realized loss from investment
   transactions .....................                             (113,894)
Unrealized appreciation (depreciation)
   of investments--
Beginning of period .................           (626,543)
End of period .......................           (119,078)
                                              ----------
 Net change in unrealized appreciation
   (depreciation) of investments ....                              507,465
                                                                ----------
 Net realized and unrealized gain o
   investments ......................                              393,571
                                                                ----------
Net Increase in Net Assets Resulting
   from Operations ..................                           $3,563,619
                                                                ==========

See notes to financial statements

Government Income Portfolio
------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED DECEMBER 31,
                                              --------------------------------
                                                  1997               1996
                                              ------------        ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ...............         $  3,170,048        $  3,250,815
Net realized loss on investment
   transactions .....................             (113,894)           (673,824)
Net change in unrealized appreciation
  (depreciation) of investments .....              507,465            (682,218)
                                              ------------        ------------
 Net increase in net assets resulting
   from operations ..................            3,563,619           1,894,773
                                              ------------        ------------
CAPITAL TRANSACTIONS:
Proceeds from contributions .........           26,243,756          26,210,981
Value of withdrawals ................          (22,008,195)        (27,752,230)
                                              ------------        ------------
 Net increase (decrease) in net
   assets from capital transactions .            4,235,561          (1,541,249)
                                              ------------        ------------
NET INCREASE IN NET ASSETS: .........            7,799,180             353,524
NET ASSETS:
Beginning of period .................           53,498,817          53,145,293
                                              ------------        ------------
End of period .......................         $ 61,297,997        $ 53,498,817
                                              ============        ============

Government Income Portfolio
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             FOR THE PERIOD
                                                                                MAY 1, 1994
                                                 YEAR ENDED DECEMBER 31,     (COMMENCEMENT OF
                                             -----------------------------    OPERATIONS) TO
                                               1997       1996      1995     DECEMBER 31, 1994
                                             -------    -------    -------   -----------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted)    $61,298    $53,499    $53,145       $55,673
Ratio of expenses to average net assets .      0.35%      0.35%      0.36%         0.43%*
Ratio of net investment income to
  average net assets ....................      5.65%      5.75%      5.80%         5.27%*
Portfolio turnover ......................       126%       100%       284%           40%
Note: If Agents of the Portfolio had not voluntarily waived a portion of their
fees during the periods indicated, the ratios would have been as follows:

RATIOS:
Expenses to average net assets ..........      0.41%      0.40%      0.40%         0.44%*
Net investment income to average net assets    5.59%      5.70%      5.76%         5.26%*

* Annualized

See notes to financial statements

Government Income Portfolio
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Government Income Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank, N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the counter prices. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Gain and loss from principal paydowns are recorded as income.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

E. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

F. TBA PURCHASE COMMITMENTS -- The Portfolio enters into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The Portfolio holds, and maintains until the settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Note 1A. Although the Portfolio will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a commitment prior to settlement if the Portfolio's Adviser deems it appropriate to do so.

G. FUTURES CONTRACTS -- The Portfolio may engage in futures transactions. The Portfolio may use futures contracts in order to protect the Portfolio from fluctuation in interest rates without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Portfolio in an effort to reduce potential losses or enhance potential gains. Buying futures contracts tends to increase the Portfolio's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Portfolio's exposure to the underlying instrument, or to hedge other Portfolio investments.


Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. No such instruments were held at December 31, 1997.

H. Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $196,529, of which $5,466 was voluntarily waived for the year ended December 31, 1997. The investment advisory fees are computed at the annual rate of 0.35% of the Portfolio's average daily net assets.

 (3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, are computed at the annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $28,076 of which $27,174 was voluntarily waived, for the year ended December 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from SFG as from time to time is agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of U.S. Government securities, other than short-term obligations, aggregated $82,216,675 and $63,306,424, respectively, for the year ended December 31, 1997.

(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, are as follows:

Aggregate cost ......................         $60,790,589

                                              ==========
Gross unrealized appreciation .......         $  143,569
Gross unrealized depreciation .......           (273,991)

                                              ----------
Net unrealized depreciation .........         $ (130,422)
                                              ==========
(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary expenses of the Portfolio less expenses waived by the Administrator would, on an annual basis, exceed an agreed upon rate, currently 0.35% of the Portfolio's average daily net assets.

(7) LINE OF CREDIT
The Portfolio, along with other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1997, the commitment fee allocated to the Portfolio was $224. Since the line of credit was established, there have been no borrowings.

Government Income Portfolio
------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, GOVERNMENT INCOME PORTFOLIO:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Government Income Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1997 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1997, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.

PRICE WATERHOUSE

Chartered Accountants
Toronto, Ontario
February 2, 1998